                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ PAUL A. ALLAIRE
                                                   ---------------------------

Dated:  December 5, 1996

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ ANDREW R.F. BUXTON
                                                   ---------------------------

Dated:  December 5, 1996

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ HUGH. R. COLLUM
                                                   ---------------------------

Dated:  December 5, 1996

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ DR. JEAN-PIERRE GARNIER
                                                   ---------------------------

Dated:  December 5, 1996

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ WILLIAM R. GRANT
                                                   ---------------------------

Dated:  December 5, 1996

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ SIR CHRISTOPHER HOGG
                                                   ---------------------------

Dated:  December 5, 1996

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ BARONESS GLORIA HOOPER
                                                   ---------------------------

Dated:  December 5, 1996

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ JAN LESCHLY
                                                   ---------------------------

Dated:  December 5, 1996

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ DONALD F. MCHENRY
                                                   ---------------------------

Dated:  December 5, 1996

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ DR. GEORGE H. POSTE
                                                   ---------------------------

Dated:  December 5, 1996

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ DR. LUCY SHAPIRO
                                                   ---------------------------

Dated:  December 5, 1996

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ SIR PETER WALTERS
                                                   ---------------------------

Dated:  December 5, 1996

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ DR. TADATAKA YAMADA
                                                   ---------------------------

Dated:  December 5, 1996

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Donald F. Parman, William J. Mosher and William J. Shulby and each of them (with full power to act without the others), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as applicable his capacity as a director and/or officer of SmithKline Beecham plc) to sign the registration statements on United States Securities and Exchange Commission Form S-8 for the registration with the said Commission of shares of SmithKline Beecham plc Ordinary Shares and the American depositary shares representing such Ordinary Shares issuable under any SmithKline Beecham plc stock option and bonus investment plans and to the registration of interests in the SmithKline Beecham Corporation Retirement Savings Plan, and any and all amendments including post effective amendments and supplements to the said registration statements and to file the same together with all exhibits thereto and other documents in connection therewith with the said Commission and further to sign any and all documents and file the same with any authority in the United Kingdom or elsewhere requisite and necessary in connection with the said registration and further to take any and all action and sign and file any and all documents, statements or other papers which may be necessary or desirable in order to effect the registration or qualification (or exemption therefrom) of such securities for issue, offer, sale or trade under the Blue Sky or other securities laws of any of the States of the United States of America and in connection therewith the execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, granting unto the said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ JOHN A. YOUNG
                                                   ---------------------------

Dated:  December 5, 1996